UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2024

(Date of earliest event reported)

Qorvo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421

(Address of principal executive offices)

(Zip Code)

(336) 664-1233

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal Year 2025 Performance-Based Restricted Stock Awards and Performance Criteria

On May 14, 2024, the Compensation Committee (the “Committee”) of the Board of Directors of Qorvo, Inc. (the “Company”) approved awards of performance-based restricted stock units (“PBRSUs”) for fiscal year 2025 in accordance with the Qorvo, Inc. 2022 Stock Incentive Plan (the “2022 Plan”) to each of the Company’s current named executive officers. Each PBRSU, in addition to being subject to customary terms and conditions as set forth in the 2022 Plan and PBRSU award agreement, is subject to specified performance and service conditions and represents a performance-based award to receive an amount of the Company’s common stock at a future date. The fair market value for each share of the Company’s common stock underlying the PBRSUs was established by the Committee in accordance with the 2022 Plan at $99.05 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq Global Select Market on May 14, 2024.

Consistent with prior fiscal years, the Committee approved the grant of PBRSUs that will be earned based upon the Company’s achievement of certain key Company initiatives that the Committee believes have a strong potential to impact longer-term stockholder value creation (the “Performance Objective PBRSUs”). Approximately 75% of the target grant date value of the fiscal year 2025 PBRSUs consist of Performance Objective PBRSUs. In addition, the Committee included an additional component to the PBRSU program for fiscal year 2025. Pursuant to this change, approximately 25% of the target grant date value of the fiscal year 2025 PBRSUs consist of awards that will be earned based upon the Company’s achievement of certain gross margin objectives for fiscal years 2025, 2026 and 2027 (the “Gross Margin PBRSUs”).

Performance Objective PBRSUs

Performance Objective PBRSUs will be earned by each officer to the extent the Company achieves at least one of the performance objectives (the “Performance Objectives”) established by the Committee as set forth below. Several of the Performance Objectives contain separate sub-objectives which can be separately met. Each of the Performance Objectives must be satisfied by a specific date (each a “Measurement Date”), ranging from the second quarter of the Company’s current 2025 fiscal year to the first quarter of the Company’s 2026 fiscal year, depending upon the objective.

Each Performance Objective and sub-objective is separately weighted and expressed as a percentage of a target number of shares of the Company’s common stock. An officer may earn up to 200% of the target number of Performance Objective PBRSUs if all Performance Objectives are met in full. The Performance Objectives include goals in the following categories: securing specific customer design wins across multiple product segments; reaching specific design and R&D-related goals; deploying certain tools to enhance productivity; utilizing machine learning to improve performance; meeting designated content goals at key customers; meeting specified target production release dates; completing certain productivity and efficiency initiatives; and meeting designated environmental goals.

The shares subject to the Performance Objective PBRSUs will not be earned unless and until the Committee determines the extent, if any, to which the Performance Objectives have been satisfied as of the applicable Measurement Date, and, except as otherwise provided in the relevant PBRSU award agreement, the officer satisfies the applicable service requirement set forth in such agreement. The PBRSUs earned by the officer with respect to a Performance Objective, if any, will vest over a three-year period, with 50% vesting upon certification of the level of achievement by the Committee after the applicable Measurement Date for the applicable Performance Objective and the remaining 50% vesting in equal annual installments over each of the following two years.

Gross Margin PBRSUs

Gross Margin PBRSUs will be earned by each officer to the extent the Company achieves objectives established by the Committee tied to the Company’s non-GAAP gross margin each fiscal year pursuant to three one-year performance period consisting of fiscal years 2025, 2026 and 2027 (the “Gross Margin Objectives”). The officer may earn up to 200% of the target number of Gross Margin PBRSUs if the Gross Margin Objectives are met in full.

The shares subject to the Gross Margin PBRSUs will not be earned unless and until the Committee determines and certifies the extent, if any, to which the Gross Margin Objectives have been satisfied following completion of each fiscal year (unless the Committee determines otherwise) and, except as otherwise provided in the relevant PBRSU award agreement, the officer satisfies the applicable service requirement set forth in such agreement. The Gross Margin PBRSUs earned by the officer with respect to a fiscal year, if any, will vest on the date of the Committee’s certification.

The target number of shares of the Company’s common stock subject to the Performance Objective PBRSUs and Gross Margin PBRSUs is as follows:

Name	Performance Objective PBRSUs	Gross Margin PBRSUs
	(assuming target performance)	(assuming target performance)

Robert A. Bruggeworth President and Chief Executive Officer	49,066	16,355

Grant A. Brown Senior Vice President and Chief Financial Officer	13,175	4,392

Philip J. Chesley	9,086	3,029
Senior Vice President and President of High Performance Analog

Steven E. Creviston Senior Vice President and President of Connectivity & Sensors	10,449	3,483

Paul J. Fego Senior Vice President of Global Operations	11,812	3,937

Item 8.01. Other Events.

On May 20, 2024, the Company issued a press release announcing that a federal jury in the U.S. District Court for the District of Delaware returned a verdict on Friday, May 17, 2024, in favor of the Company in an action against Akoustis Technologies, Inc. and Akoustis Inc.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated May 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Grant A. Brown
Grant A. Brown
Senior Vice President and Chief Financial Officer

Date: May 20, 2024